UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025 (January 2, 2025)

ScanTech AI Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42463	93-3502562
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1735 Enterprise Drive Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

+1 (470) 655-0886

(Registrant’s telephone number, including area code)

Americas Tower

1177 Avenue of the Americas, Suite 5100

New York, NY 10036

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Overview

Business Combination

On September 5, 2023, Mars Acquisition Corp. (“Mars”), a Cayman Island exempted company, entered into a Business Combination Agreement (as amended or supplemented, the “Business Combination Agreement”) with ScanTech AI Systems Inc., a Delaware corporation and a wholly owned subsidiary of Mars (“Pubco”), Mars Merger Sub I Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Mars (“Purchaser Merger Sub”), Mars Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (“ScanTech” or the “Company”), and Dolan Falconer in the capacity as the representative from and after the Effective Time for the Company Holder Participants as of immediately prior to the Effective (the “Seller Representative”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to collectively as the “Business Combination.”  Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Business Combination Agreement, as amended from time to time.

This Current Report on Form 8-K references and incorporates by reference certain sections in the definitive proxy statement/prospectus/consent solicitation dated as of, and filed by Pubco with the Securities and Exchange Commission (the “Commission”) on November 14, 2024, and as amended on December 9, 2024, relating to the Business Combination (File No. 333-280595).

At the extraordinary general meeting of Mars shareholders held on December 12, 2024 (the “Extraordinary General Meeting”), Mars shareholders considered and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the definitive proxy statement/prospectus/consent solicitation.

In accordance with the terms and subject to the conditions of the Business Combination Agreement:

•	At the closing of the Business Combination, which occurred on January 2, 2025 (“Closing”), Purchaser Merger Sub merged with and into Mars, with Mars continuing as the surviving entity (“Purchaser Merger”), and, in connection therewith, each ordinary shares of Mars (“Ordinary Share”) issued and outstanding immediately prior to the Effective Time will be cancelled in exchange for the right of the holder thereof to receive, with respect to each Ordinary Share that is not redeemed or converted at Closing, one share of common stock of Pubco (“Pubco Common Stock”). Each share of Ordinary Shares held by Mars shareholders who validly redeemed their Ordinary Shares was automatically cancelled and ceased to exist and thereafter represented only the right to be paid a pro-rata redemption price.

•	At the Closing, each issued and outstanding unit of Mars (“Unit”) was automatically separated into (i) one Ordinary Share, which will be cancelled in exchange for the right of the holder thereof to receive one Pubco Common Stock and, (ii) one right (“Right”) to receive two-tenths (2/10) of one share of Ordinary Share, which will be cancelled in exchange for the right of the holder thereof to receive Pubco Common Stock.

•	At the Closing, Company Merger Sub will merge with and into ScanTech, with ScanTech continuing as the surviving entity (“Company Merger”, and together with the Purchaser Merger, the “Mergers”), and, in connection therewith, (i) ScanTech Units issued and outstanding immediately prior to the Effective Time will be cancelled in exchange for the right of the holders thereof to receive shares of Pubco Common Stock as set forth in the Business Combination Agreement and (ii) any convertible securities of ScanTech will be terminated.

•	After ninety days following the Closing or such other period as may be agreed by parties to the Business Combination Agreement, Public Shareholders who elect not to redeem at the closing will receive two additional shares of Pubco Common Stock.

The merger consideration to be paid to Company Holder Participants was a number of shares of Pubco Common Stock equal to the quotient obtained by dividing (a) the sum of (i) $140.0 million minus (ii) the amount of Closing Net Debt in excess of $20.0 million, if any, as set forth in the Business Combination Agreement, as amended, by (b) $9.87, the conversion ratio set forth in the Business Combination Agreement, and rounded down to the nearest whole share. Upon Closing, holders of ScanTech Units collectively held 14,184,397 shares of Pubco Common Stock.

Additionally, the Company Holder Participants may receive up to a number of shares of Pubco Common Stock equal to 10% of the fully diluted shares of Pubco Common Stock outstanding immediately following the Closing (subject to adjustment based on stock splits and similar events) as Earnout Shares upon the achievement of the following milestones over the Earnout Period:

(1)	one-third (1/3) of the Earnout Shares will be issued if Pubco or its subsidiaries receive the TSA APSS 6.2.0 Explosive Standard Certification at any time during the Earnout Period;

(2)	one-third (1/3) of the Earnout Shares will be issued if Pubco or its subsidiaries receives Qualifying Orders for an aggregate of not less than one hundred (100) Sentinel Scanners over a six (6)-month period at any time during the Earnout Period;

(3)	one-twelfth (1/12) of the Earnout Shares will be issued if the revenue of Pubco as reported in the audited consolidated financial statements set forth in the annual report of Pubco for fiscal year 2024 as filed with the SEC is equal to or exceeds Twenty-Five Million Dollars ($25,000,000);

(4)	one-twelfth (1/12) of the Earnout Shares will be issued if the EBITDA of Pubco for fiscal year 2024 is a positive number;

(5)	one-twelfth (1/12) of the Earnout Shares will be issued if the revenue of Pubco as reported in the audited consolidated financial statements set forth in the annual report of Pubco for fiscal year 2025 filed with the SEC is equal to or exceeds Seventy-Five Million Dollars ($75,000,000); and

(6)	one-twelfth (1/12) of the Earnout Shares will be issued if the EBITDA of Pubco for fiscal year 2025 is equal to or exceeds Twenty Million Dollars ($20,000,000).

If any or all of Earnout Shares are not earned and issued pursuant to the above contingencies, any unearned Earnout Shares (up to the maximum number of Earnout Shares) will be earned in their entirety and issued to the Company Holder Participants if any one of the following milestones is achieved:

(1)	The revenue of Pubco as reported in the audited consolidated financial statements set forth in the annual report of Pubco for fiscal year 2026 filed with the SEC is equal to or exceeds One Hundred and Fifty Million Dollars ($150,000,000) and Pubco’s EBITDA for fiscal year 2026 equals or exceeds Sixty Million Dollars ($60,000,000); or

(2)	The revenue of Pubco as reported in the audited consolidated financial statements set forth in the annual report of Pubco for fiscal year 2027 filed with the SEC is equal to or exceeds Three Hundred Million Dollars ($300,000,000) and Pubco’s EBITDA for fiscal year 2027 equals or exceeds One Hundred Twenty Million Dollars ($120,000,000); or

(3)	The revenue of Pubco as reported in the audited consolidated financial statements set forth in the annual report of Pubco for fiscal year 2028 filed with the SEC is equal to or exceeds Five Hundred Million Dollars ($500,000,000) and Pubco’s EBITDA for fiscal year 2028 equals or exceeds Two Hundred Million Dollars ($200,000,000).

If there is a Change of Control (as defined in the Business Combination Agreement) of Pubco during the Earnout Period, the Company Holder Participants have the right to receive all Earnout Shares not previously earned and issued.

Upon the Closing, Mars and ScanTech each became wholly owned subsidiaries of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law.

The Mars Units, Ordinary Shares, and Rights under the symbols “MARXU”, “MARX” and “MARXR”, respectively, previously traded on Nasdaq Capital Market were delisted without any action needed to be taken on the part of the holders of such securities and are no longer traded following the Closing. On January 3, 2025, one business day after the Closing, the Pubco Common Stock was listed on the Nasdaq Global Market under trading symbol “STAI”.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements attached hereto as Exhibit 99.1 include 14,184,397 shares of Pubco Common Stock issued to Company Holder Participants, 2,026,806 shares of Pubco Common Stock held by Public Shareholder of Mars (reflecting the conversion of Rights and the Redemption as defined under Item 2.01 of this Current Report on Form 8-K), 2,235,600 shares of Pubco Common Stock held by Mars’ officers and directors, the Sponsor and each transferee of Founder Shares, and 276,000 shares of Pubco Common Stock held by Maxim Group LLC, as the representative of the underwriters in the IPO.

Upon the Closing and after giving effect to the Transactions (as defined under Item 2.01 of this Current Report on Form 8-K) and the Redemption, the former Company Holder Participants of ScanTech beneficially owned approximately 75.8% of the outstanding shares of Pubco Common Stock, and the former security holders of Mars beneficially owned approximately 24.2% of the outstanding shares of Pubco Common Stock.

Pubco received gross proceeds of approximately $10.27 million in connection with the Business Combination, which included $3.0 million in gross proceeds raised through the Transaction Financing (as defined below), funds held in Mars’ trust account of $7.27 million (net of Closing Redemptions in connection with the Extraordinary Shareholder Meeting), Pubco expects the proceeds from this transaction, combined with cash on hand, to fund operations into the current fiscal year.

A more detailed description of the Business Combination and the terms of the Business Combination Agreement is included in the definitive proxy statement/prospectus/consent solicitation. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, which is filed as Exhibits 2.1 hereto and incorporated herein by reference.

Transaction Financing

Polar Non-Redemption Agreement

On December 30, 2024, Mars and Polar Multi-Strategy Master Fund (“Polar”) entered into a non-redemption agreement. Under the agreement, Polar agrees not to redeem 200,000 Ordinary Shares and to leave $750,000 in the Trust Account as a transaction financing in connection with the Business Combination, which corresponds to the amount Polar would have received if it had redeemed the shares.

Additionally, Polar agreed to reduce its entitlement from 1,250,000 subscription shares under the Subscription Agreements dated April 4, 2024, and May 5, 2024, to 312,500 shares of Pubco Common Stock.

The foregoing description of the non-redemption agreement agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the non-redemption agreement, which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Seaport Promissory Note

On December 31, 2024, Seaport Group SIBS LLC, an affiliate of Seaport Global Asset Management, LLC (“Seaport”), and Pubco entered into a senior unsecured promissory note (“Seaport Promissory Note”), pursuant to which Seaport provided Pubco with an investment of $1,000,000 as transaction financing in connection with the Business Combination. Seaport will receive 303,951 shares of Pubco Common Stock as repayment of the investment under the Seaport Promissory Note, including any and all accrued interest, with such shares being issuable and registered at the time of Pubco’s filing of a follow-on registration statement immediately following the consummation of the Business Combination.

The foregoing description of the Seaport Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Seaport Promissory Note, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Seaport Credit Faclity

On December 31, 2024, Seaport SIBS LLC, an affiliate of Seaport Global Asset Management, LLC, entered into a senior secured credit facility with Pubco (the “Seaport Credit Facility”) for a maximum of $2,000,000, with the initial advance available 15 days after execution. The principal amount and accrued interest are due upon demand no later than twelve months from the date of funding. The facility bears Payment-In-Kind (PIK) interest at 15.0% per annum, calculated on a 360-day year. Secured by the borrower’s collateral pool, the facility designates the holder as a party to the Intercreditor Agreement dated September 24, 2024.

The foregoing description of the Seaport Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Seaport Credit Facility, which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement

Indemnification Agreements

Upon the Closing, Pubco entered into indemnification agreements with each of its directors and officers. The indemnification agreements require Pubco to indemnify its directors and officers for certain reasonable expenses, including attorneys’ fees and retainers, court costs, witness and expert costs, incurred by a director or officer in any action or proceeding and any appeal to an action or proceeding arising out of their services as directors or executive officers of Pubco and any other company or enterprise to which the person provides services at the request of Pubco.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnification agreement, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Equity Incentive Plan

At the Extraordinary General Meeting, Mars Shareholders approved the Equity Incentive Plan of ScanTech AI Systems Inc. (the “Equity Incentive Plan”), which became effective upon the Closing.

The Equity Incentive Plan will be administered by the Pubco Board, the Compensation Committee of the Pubco Board, or such other similar committee pursuant to the terms of the Equity Incentive Plan. The plan administrator, which initially will be the compensation committee of the Pubco Board, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Equity Incentive Plan. The plan administrator may delegate to one or more officers of Pubco, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

The number of Pubco Common Shares that may be issued under the Equity Incentive Plan is equal to 15% of the aggregate number of Pubco Common Shares issued and outstanding immediately after the Closing (calculated on a fully-diluted basis).

The foregoing description of the Equity Incentive Plan is qualified in their entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition of Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference in Item 2.01 of this Current Report on Form 8-K. A more complete summary of the material provisions of the Business Combination Agreement is included in the proxy statement/prospectus/consent in the section titled “Proposal 1: The Business Combination Proposal — The Business Combination Proposal” (beginning on page 120). That summary and the description of the Business Combination Agreement included in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Business Combination Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Mars held the Extraordinary General Meeting held on December 12, 2024. At the Extraordinary General Meeting, Mars shareholders considered and adopted, among other matters, the Business Combination Agreement, including approval of the Business Combination and other transactions contemplated by the Business Combination Agreement and related agreements described in the definitive proxy statement/prospectus/consent solicitation. In connection with the Extraordinary General Meeting, certain Mars shareholders exercised their right to redeem 1,434,626 Ordinary Shares for cash at a price of $11.15 per share, resulting in an aggregate cash payment of approximately $17.48 million (collectively, the “Closing Redemption”), which was made after giving effect to the Non-Redemption Agreement set forth in Exhibit 10.5 hereto, incorporated herein by reference, and paid out of Mars’ trust account.

In connection with the Closing, the following transactions (collectively, the “Transactions”) were completed:

•	Purchaser Merger Sub merged with and into Mars, with Mars continuing as the surviving entity;

•	Company Merger Sub will merge with and into ScanTech, with ScanTech continuing as the surviving entity;

•	Each issued and outstanding Unit was automatically separated into (i) one Ordinary Share, which will be cancelled in exchange for the right of the holder thereof to receive one Pubco Common Stock and, (ii) one Right to receive two-tenths (2/10) of one share of Ordinary Share, which will be cancelled in exchange for the right of the holder thereof to receive Pubco Common Stock;

•	2,763,287,168 ScanTech Units held by the Company Holder Participants were cancelled and converted into 14,184,397 shares of Pubco Common Stock; and

•	Mars securities previously traded on Nasdaq Capital Market were delisted.

Upon the Closing and after giving effect to the Transactions (as defined under Item 2.01 of this Current Report on Form 8-K) and the Closing Redemption, the former Company Holder Participants of ScanTech beneficially owned approximately 75.8% of the outstanding shares of Pubco Common Stock, and the former security holders of Mars beneficially owned approximately 24.2% of the outstanding shares of Pubco Common Stock.

On January 3, 2025, one business day after the Closing, the Pubco Common Stock became listed on the Nasdaq Global Market under trading symbol “STAI”.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if a predecessor registrant was a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Pubco was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration on Form 10. As a result of the consummation of the Business Combination, Pubco ceased to be a shell company. Accordingly, Pubco is providing the information below that would otherwise be included in a Form 10 if it were to file a Form 10. Note that the information provided below relates to Pubco after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Upon the Closing and after the consummation of the Business Combination, Pubco became a holding company whose only assets consist of equity interests in ScanTech, its wholly-owned subsidiary.

Forward-Looking Statements

This Current Report on Form 8-K, and some of the information incorporated by reference, contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding Pubco’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are not guarantees of performance. You should not place undue reliance on these statements, which speak only as of the date hereof. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

•	the projected financial information, anticipated growth rate, and market opportunities of Pubco;

•	the ability to maintain the listing of Pubco Common Stock on Nasdaq following the Business Combination;

•	Pubco’s public securities’ potential liquidity and trading;

•	Pubco’s public securities’ potential liquidity and trading;

•	Pubco’s ability to raise financing in the future;

•	Pubco’s success in retaining or recruiting, or changes required in, officers, key employees, or directors following the completion of the Business Combination;

•	potential effects of extensive government regulation;

•	Pubco’s future financial performance and capital requirements;

•	the impact of supply chain disruptions;

•	high inflation rates and interest rate increases;

•	factors relating to the business, operations, and financial performance of ScanTech AI, including:

•	the ability to achieve or maintain profitability in the future;

•	the availability of additional capital to support business growth;

•	changes in governmental regulations in our key markets;

•	the ability to obtain key certifications from the TSA and ECAC in a timely manner;

•	successful manufacturing and commercialization and commercial market acceptance of the technology

•	the ability to establish and maintain confidence in our long-term business prospects among customers and others within the industry

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference herein are more fully described in the proxy statement/prospectus/consent in the section titled “Risk Factors” (beginning on page 55). Such risk factors are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Pubco assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to Pubco or to persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. Pubco undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Business

The business of Pubco is described in the definitive proxy statement/prospectus/consent in the section titled “Information about ScanTech” (beginning on page 220), which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of Pubco are described in the definitive proxy statement/prospectus/consent in the section titled “Risk Factors” (beginning on page 55), which is incorporated herein by reference.

Financial Information

Unaudited Pro Forma Condensed Combined Financial information

The unaudited pro forma condensed combined balance sheet of September 30, 2024 and December 31, 2023, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Unaudited Consolidated Financial Statements and Audited Financial Statements of ScanTech

The unaudited financial statements of ScanTech as of September 30, 2024, and the audited financial statements for the years ended December 31, 2023 and December 31, 2022 (as revised) are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements and Audited Financial Statements of Mars

The unaudited financial statements of Mars as of June 30, 2024, and the audited financial statements for the years ended September 30, 2023 and September 30, 2022 are set forth in Exhibit 99.4 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of ScanTech as of and for the nine months ended September 30, 2024, and as of and for the year ended December 31, 2023 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Mars as of and for the nine months ended June 30, 2024 and the year ended September 30, 2023 is set forth in Exhibit 99.5 and are incorporated herein by reference.

Qualitative and Quantitative Disclosures about Market Risk

As a “smaller reporting company,” Pubco is not required to provide this information.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock following consummation of the Business Combination by:

●	each person known by Pubco to be the beneficial owner of more than 5% of the Common Stock immediately following the consummation of the Business Combination;

●	each of the named executive officers and directors of Pubco; and

●	all of the executive officers and directors of Pubco as a group after the consummation of the Business Combination.

Beneficial ownership is determined in accordance with the rules and regulations of the Commission. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days. Unless otherwise indicated, Pubco believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

The beneficial ownership set forth below is based on 18,722,803 shares of Pubco Common Stock issued and outstanding as of the Closing:

	Beneficial Ownership
	Common Stock
Name and Address of Beneficial Owner	Shares	% of Class
Directors and Officers
Dolan Falconer	275,751	1.47%
Karl Brenza	1,035,000	5.53%
James Jenkins	51,750	0.28%
Marion “Rocky” Starns	-	-
Dr. Christopher Green	-	-
Michael McGarrity	-	-
Bradley Buswell	-	-
Keisha Lance Bottoms	-	-
Charles McMillen	-	-
All directors and officers	1,362,501	7.28%
5% Holders
Seaport Global Asset Management, LLC	5,554,792	29.67%

Directors and Executive Officers

The directors and executive officers of Pubco after the consummation of the Business Combination are described in the definitive proxy statement/prospectus/consent in the section titled “Management of Pubco Following the Business Combination” (beginning on page 249), which is incorporated herein by reference.

Director Independence

Information with respect to the independence of the directors of Pubco is set forth in the definitive proxy statement/prospectus/consent the section titled “Management of Pubco Following the Business Combination – Director Independence” (beginning on page 253), which is incorporated herein by reference.

Committees of the Board of Directors

The Audit Committee is chaired by Jim Jenkins, with Kiesha Lance Bottoms and Thomas McMillen as members. The Compensation Committee is chaired by Kiesha Lance Bottoms, with Bradley Buswell and Jim Jenkins serving as members. The Nominating Committee is chaired by Thomas McMillen, with Bradley Buswell and Michael McGarrity as members.

Executive Compensation

A description of the compensation of the named executive officers of Pubco is set forth in the definitive proxy statement/prospectus/consent in the section titled “Executive Compensation” (beginning on page 254), which is incorporated herein by reference.

Employment Arrangements

Pubco will enter into employment agreements with each of its executive officers, pursuant to which each executive officer will be entitled to cash compensation and other benefits for each fiscal year, subject to review and determination by the compensation committee. In addition, the executive officers may also be entitled to participate in the Incentive Plan, as determined by the Pubco Board or its designee, acting as the administrator of the Incentive Plan. The form of the employment agreement is set forth in Exhibit 10.1 hereto and is incorporated herein by reference.

Director Compensation and Arrangement

Pubco will enter into consulting agreements with each director, pursuant to which each director and officer will be entitled to receive cash compensation and other benefits for each fiscal year, subject to review and determination by the compensation committee. Such directors may also be entitled to participate in the Incentive Plan, as determined by the Pubco Board or its designee, acting as the administrator of the Incentive Plan. The form of the consulting agreement is set forth in Exhibit 10.2 hereto and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the definitive proxy statement/prospectus/consent in the section titled “Certain Relationships and Related Person Transaction - ScanTech Related Party Transactions” (beginning on page 258), which is incorporated herein by reference.

Reference is also made to the disclosure regarding the independence of the directors of Pubco in the section of the definitive proxy statement/prospectus/consent titled “Director Independence” (beginning on page 253) and the description of the indemnification agreements under Item 1.01 of this Current Report on Form 8-K, both of which are incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the definitive proxy statement/prospectus/consent titled “Information about ScanTech - Legal Proceedings” (beginning on page 233), which are incorporated herein by reference.

Market Price and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Units, Ordinary Shares, and Rights of Mars historically traded on the Nasdaq Capital Market under the symbols “MARXU”, “MARX” and “MARXR”, respectively, until their delisting on January 2, 2025. On January 3, 2025, the Pubco Common Stock began trading on the Nasdaq Global Market under the new trading symbol “STAI”.

As of and following the Closing of the Business Combination, Pubco had 18,722,803 shares of Common Stock issued and outstanding.

Dividends

Holders of Pubco Common Stock will be entitled to receive such dividends, if any, as may be declared from time to time by the Pubco Board in its discretion out of funds legally available therefor. Any payment of cash dividends in the future will be dependent upon Pubco’s revenues and earnings, if any, capital requirements and general financial conditions. In no event will any stock dividends or stock splits or combinations of stock be declared or made on Common Stock unless the shares of Common Stock at the time outstanding are treated equally and identically.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by Pubco of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of the securities of Pubco is included in the definitive proxy statement/prospectus/consent in the section titled “Description of Securities” (beginning on page 263), which is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section titled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Units, Ordinary Shares, and Rights of Mars historically traded on the Nasdaq Capital Market under the symbols “MARXU”, “MARX” and “MARXR”, respectively, until their delisting on January 2, 2025. On January 3, 2025, the Pubco Common Stock began trading on the Nasdaq Global Market under the new trading symbol “STAI”.

Item 3.02. Unregistered Sale of Equity Securities

The information set forth in the “Introductory Note — Transaction Financing” of this Current Report on Form 8-K is incorporated herein by reference.

The shares of Common Stock issued by Pubco to the Transaction Financing as of the Closing were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

On December 31, 2024, Seaport Global Asset Management, LLC (“Seaport”) and Pubco entered into an agreement (“Seaport Agreement”) whereby Seaport invested $1,000,000 as transaction financing in connection with the Business Combination. Seaport shall receive 303,951 shares of Pubco Common Stock and such shares shall be issued promptly on the post-Closing S-1.

The foregoing description of the Seaport Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

Reference is made to the disclosure in the definitive proxy statement/prospectus/consent solicitation in the sections titled Proposal 2: The Advisory Charter Proposals” (beginning on page 168), which are incorporated herein by reference, and the disclosure set forth below in Item 5.03 of this Current Report on Form 8-K under the heading “Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year,” which is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, Pubco is the successor issuer to Mars and has succeeded to the attributes of Mars as the registrant. In addition, the shares of common stock of Pubco, as the successor to Mars, are deemed to be registered under Section 12(b) of the Exchange Act.

Item 5.01. Changes in Control of Registrant

Reference is made to the disclosure in the definitive proxy statement/prospectus/consent solicitation in the section titled “Proposal 1: The Business Combination Proposal” (beginning on page 120), which is incorporated herein by reference. The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the sections titled “Directors and Executive Officers”, “Certain Relationships and Related Transactions” and “Employment Arrangements” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Reference is made to the disclosure in the definitive proxy statement/prospectus/consent solicitation titled “Management of Pubco Following the Business Combination” (beginning on page 249) for biographical information about each of the directors and officers, which is incorporated herein by reference.

The information set forth in the section entitled “Entry into a Material Definitive Agreement — Indemnification Agreement” and “Equity Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the Advisory Charter Proposals, Mars shareholder considered and approved the Advisory Charter Proposals, which contain information on Proposed Amended and Restated Certificate of Incorporation and the Proposed Bylaws, and is described in the definitive proxy statement/prospectus/consent solicitation in the sections titled “Proposal 2: The Advisory Charter Proposal” (beginning on page 168). The Proposed Amended and Restated Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on December 31, 2024, includes the amendments proposed by the Advisory Charter Proposals and approved at the Advisory Charter Proposals.

In addition, on December 31, 2024, pursuant to the approval of the Advisory Charter Proposals, the Pubco Board approved and adopted the Proposed Bylaws, which became effective as of the Effective Time.

The description of various provisions of the Proposed Amended and Restated Certificate of Incorporation and Proposed Bylaws and their general effect on the rights of stockholders of Pubco are included in the definitive proxy statement/prospectus/consent solicitation under the section titled “Proposal 2: The Advisory Charter Proposal” (beginning on page 168), which is incorporated herein by reference.

Copies of the Amended and Restated Certificate of Incorporation and the Bylaws are filed attached as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Closing, the Pubco Board approved and adopted a new Code of Ethics applicable to directors, officers and employees (the “Code of Ethics”). The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by the full text of the Code of Ethics, which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

Item 5.06. Change in Shell Company Status

Upon the Closing, Pubco ceased to be a shell company. The material terms of the Business Combination are described in the definitive proxy statement/prospectus/consent solicitation under the section titled “Proposal 1: The Business Combination Proposal” (beginning on page 120), which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Unaudited Consolidated Financial Statements and Audited Financial Statements of ScanTech

The unaudited financial statements of ScanTech as of September 30, 2024, and the audited financial statements for the years ended December 31, 2023 and December 31, 2022 (as revised) are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements and Audited Financial Statements of Mars

The unaudited financial statements of Mars as of June 30, 2024, and the audited financial statements for the years ended September 30, 2023 and September 30, 2022 are set forth in Exhibit 99.4 hereto and are incorporated herein by reference.

(b) Pro Forma financial information.

The unaudited pro forma condensed combined balance sheet of September 30, 2024 and December 31, 2023, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 and for the year ended December 31, 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(c) Exhibits

		Incorporated by Reference
Exhibit No.	Description	Form	File No.	Exhibit No.	Filing Date
2.1*	Business Combination Agreement dated as of September 5, 2023, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative.	S-4/A	333-280595	2.1	October 24, 2024
2.2	Amendment No. 1 to Business Combination Agreement, dated as of December 19, 2023, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative.	S-4/A	333-280595	2.2	October 24, 2024
2.3	Amendment No. 2 to Business Combination Agreement, dated as of December 19, 2023, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative.	S-4/A	333-280595	2.3	October 24, 2024
2.4	Amendment No. 3 to Business Combination Agreement, dated as of December 19, 2023, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative.	S-4/A	333-280595	2.4	October 24, 2024
2.5	Amendment No. 4 to Business Combination Agreement, dated as of December 19, 2023, by and among Mars Acquisition Corp., ScanTech AI Systems Inc., Mars Merger Sub I Corp., Mars Merger Sub II LLC, ScanTech Identification Beam Systems, LLC, and Dolan Falconer, as Seller Representative.	S-4/A	333-280595	2.5	October 24, 2024
3.1	Amended and Restated Certificate of Incorporation of ScanTech AI Systems Inc.	S-4/A	333-280595	3.4	October 24, 2024
3.2	Bylaws of ScanTech AI Systems Inc.	S-4/A	333-280595	3.5	October 24, 2024
4.1	Specimen Unit Certificate of Mars Acquisition Corp.	S-4/A	333-280595	4.1	October 24, 2024
4.2	Specimen Ordinary Share Certificate of Mars Acquisition Corp.	S-4/A	333-280595	4.2	October 24, 2024
4.3	Specimen Right Certificate of Mars Acquisition Corp.	S-4/A	333-280595	4.3	October 24, 2024
4.4	Form of Right Agreement between Continental Stock Transfer & Trust Company and Mars Acquisition Corp.	S-4/A	333-280595	4.4	October 24, 2024
10.1*	Form of Employment Agreement
10.2*	Form of Consulting Agreement	S-4/A	333-280595	10.8	October 24, 2024
10.3*	Form of Director and Officer Indemnification Agreement	S-4/A	333-280595	10.7	October 24, 2024
10.4**	Form of Equity Incentive Plan of ScanTech AI Systems Inc.	S-4/A	333-280595	10.6	October 24, 2024
10.5*	Non-Redemption Agreement, dated as of December 31, 2024.
10.6	Senior Unsecured Promissory Note, dated as of December 31, 2024, between ScanTech AI Systems Inc. and Seaport Group SIBS LLC.
10.7	Senior Secured Credit Facility, dated as of December 31, 2024, between ScanTech AI Systems Inc. and Seaport SIBS LLC.
14.1	Code of Business Ethics and Conduct.
21.1	List of Subsidiaries.
99.1	Unaudited pro forma condensed combined financial information of ScanTech AI Systems Inc.
99.2	Unaudited consolidated financial statements of ScanTech as of and for the nine months ended September 30, 2024 and audited financial statements of ScanTech and for the year ended December 31, 2023 and 2022.
99.3	ScanTech’ Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Unaudited consolidated financial statements of Mars as of and for the nine months ended June 30, 2024 and audited financial statements of Mars and for the year ended September 30, 2023 and 2022.
99.5	Mars’ Management’s Discussion and Analysis of Financial Condition and Results of Operations.

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
**	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanTech AI Systems Inc.

	By:	/s/ Karl Brenza
	Name:	Karl Brenza
	Title:	Director

Date: January 8, 2025